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                                                                   EXHIBIT 10.10


                                                                    CONFIDENTIAL

Contract No. 9710739

                           COMPAQ COMPUTER CORPORATION
                               PURCHASE AGREEMENT
                                   JIT PROGRAM

        This Purchase Agreement (this "Agreement") is made and entered into as of the thirteen day of June, 1997 by Compaq Computer Corporation, a Delaware corporation ("Buyer"), and the party designated as the Seller on Exhibit A hereto ("Seller").

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

        1.      DEFINITIONS

                1.1. In addition to terms defined elsewhere in this Agreement, capitalized terms used in this Agreement shall have the meanings given thereto in Annex 1 hereto.

        2.      PRODUCT PURCHASES

                2.1. The terms and conditions contained in this Agreement shall govern the purchase and sale of product (the "Product") listed in a product schedule (the "Product and Pricing Schedule") entered into from time to time by Buyer and Seller, which schedule shall be substantially in the form of Exhibit B.

                2.2. Notwithstanding anything to the contrary in this Agreement, this Agreement is not a requirements contract and does not obligate Buyer to purchase any minimum quantity of Product but only establishes the terms and conditions for such purchases if, as and when Buyer submits orders in accordance with this Agreement.

                2.3. Buyer may purchase Products by issuing from time to time a purchase order or a blanket purchase order to Seller (the purchase order and the blanket order may be referred to herein as the "Order" or the "Blanket Order"). The Order or Blanket Order shall set forth the quantity of Product, price of Product, and part number, shall specify a term [*] during which such Order or Blanket
        Order shall be. Seller shall accept through the EDI verification procedures set forth in Section 2.4, any Order or Blanket Order that materially conforms with the terms of this Agreement. No additional or different provisions proposed by Seller in any acceptance, confirmation or acknowledgment shall apply unless expressly agreed to in writing by Buyer. Buyer hereby gives notice of its objection to any additional or different terms. Subject to any change orders that may be entered into in accordance with this Agreement, the Order or Blanket Order represents the obligation of Buyer to buy and Seller to sell the aggregate quantity of Products specified in the Order or Blanket Order in accordance with and subject to the terms of this Agreement and at the price or prices specified in such Order or Blanket Order (which prices will be established in accordance with the other provisions of this Agreement including those set forth in Section 4) during the term specified in the Order or Blanket Order. However, the specific delivery date for any lot of Product delivered pursuant to a particular Order or Blanket Order and the quantity of Product to be delivered on such date shall be established in accordance with Section 5.

                2.4. All Orders or Blanket Orders shall be issued, submitted or communicated, as applicable by electronic data exchange ("EDI"). All EDI orders, verifications, forecasts, responses, acknowledgments and other communications shall (l) reference and be subject to the terms and conditions of this Agreement and (ii) be in such format as Buyer's policies, specifications and procedures regarding electronic data interchange may require from time to time.


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                                                                    CONFIDENTIAL

                2.5. EDI capability at Seller will be phased in over a 90 day period commencing from the execution of this Agreement. Until the time that EDI is fully implemented, Buyer shall issue Written Orders to Seller. Seller shall use commercially reasonable efforts to send written confirmation of such acceptance within two (2) days after receipt of a Written Order from Buyer.

                2.6. Seller agrees that all of Buyer's Affiliates, wherever located, shall be entitled to make purchases under this Agreement.

                2.7. Buyer agrees that all of Seller's Affiliates, wherever located, shall be allowed to perform any or all obligations under this Agreement upon qualification by Buyer.

        3.      TERM OF AGREEMENT


                3.1. The term of this Agreement shall be 3 years, commencing on the date of this Agreement (the "Effective Date"). This Agreement will be automatically renewed at the conclusion of the initial 3 year period for a 12 month period unless one of the parties notifies the other party not less than 30 days prior to the end of such 3 year period that it does not intend to renew this Agreement. Such automatic renewal provision shall apply at the end of each successive 12 month period unless either party indicates, in accordance with the 30-day notice provision described in the preceding sentence, that renewal is not intended. This Agreement may terminate prior to the aforementioned stated term under the circumstances set forth in Section 13. Notwithstanding the foregoing, this Agreement shall remain in full force and effect and shall be applicable to any Order issued by Buyer to Seller during the term of this Agreement until all obligations under such Order have been fulfilled.


        4.      PRICING

                4.1. The prices for the Products shall be established from time to time by the parties executing and delivering a pricing schedule in the form set forth as Exhibit B (the "Product and Pricing Schedule"). The Product prices (the "Prices") set forth in any Pricing Schedule shall be fixed for the period set forth therein.


                4.2. The Prices shall include [*] of the Product to the Buyer including, without limitation, [*]


                4.3. To the extent permitted by applicable law, Seller shall [*] Seller's execution and delivery of any Pricing Schedule shall be its representation that the Prices and other terms reflected therein (the "Subject Terms") comply with the preceding sentence. In the event Seller fails to sell Product to Buyer on the foregoing terms, Buyer shall be entitled to [*]

                4.4. Seller shall use its best efforts to maintain [*] and to ensure that [*]. If Buyer does not consider the Subject Terms [*], Buyer shall have the right, at any time and from time to time, to request an [*], and Seller shall use its best efforts to amend the [*] by entering into a [*].



[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                                                    CONFIDENTIAL

        5.      CONSUMPTION REPORTS, COMMITS AND OTHER COMMUNICATIONS


                5.1. [*], Buyer shall furnish via EDI to Seller [*] under this Agreement from the period (such period shall be referred to herein as the [*]) commencing on a date in the current week as specified by Buyer [*] (defined below), [*] may at times be referred to as an "830 Report". The [*] is the time period for which [*]. [*] shall include Buyer's part number, quantity and required delivery date and shall be submitted via EDI. Within [*] of Seller's receipt of Buyer's 830 Report, Seller shall send to Buyer [*], such report may at times be referred to herein as an "870 Report", indicating [*] in Buyer's 830 Report. Seller shall use its best efforts to ensure that the quantity and delivery dates specified in its 870 Report are equal to those specified in Buyer's 830 Report. The quantity set forth in Seller's 870 Report for any particular [*] is referred to herein as the [*]. Although Seller has [*] beyond the levels indicated in Exhibit C, Flexibility Agreement, Seller agrees to [*] schedules in accordance with Buyer's 830 Report.

                5.2. Provided Seller is providing a JIT Delivery, the following terms of this Section 5.2 shall apply. From time to time, Buyer may furnish Seller with a report via EDI, (referred to herein as an "862 Report"), summarizing [*] or any other particular time period ([*]) specified in such report. During any particular Consumption Period, Seller shall at all times [*] as indicated in Buyer's 862 Report. Once Buyer's 862 Reports indicate that the [*] (as defined in Exhibit H) of the Product, Seller shall [*] to Buyer at Buyer's facilities identified for such Product in accordance with the [*] (as defined in Exhibit H) the [*] of such Product; provided, in no event shall Seller be obligated [*] specified for any particular [*]. On the same day that any shipment is made by Seller, Seller shall furnish Buyer with an advanced ship report via EDI. The delivery date for each shipment shall be the last day of the [*] described in Exhibit H and is referred to as the "On Dock Date".

                5.3. The [*] and at the place required under Section 5.2 shall [*]. Seller shall notify Buyer in writing immediately if Seller has knowledge of any event which is reasonably likely to delay any agreed delivery date or delivery plan.

                5.4. Title and risk of loss of Product shall pass to Buyer at [*], and Seller, at its cost and expense shall [*]


                5.5. If Seller delivers Product in advance of the On-dock Date therefor, Buyer may, at its option, either (i) return such Product to Seller at Seller's risk and expense (in which case Seller, at its expense, shall redeliver such Product to Buyer on the correct On-dock Date therefor) or (ii) retain such Product and make [*] on the [*] would have been due based on the correct On-dock Date therefor.

                5.6. Changes to delivery dates may only be made by Buyer's authorized purchasing representatives designated in writing from time to time by Buyer delivering to Seller a notice in writing or via EDI. Buyer may, [*], issue change orders for Product quantities and schedule dates in accordance with the flexibility agreement attached as Exhibit C (the "Flexibility Agreement").


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                                                                    CONFIDENTIAL


                5.7. In the event that Product scheduled for delivery is more than [*], Buyer may (i) at its request, require Seller, at Seller's expense, to ship and deliver such Product via a different mode of transportation or (ii) [*], consistent with the terms of this Agreement.


                5.8. All reports contemplated by Sections 5.1 and 5.2 and change orders contemplated in Section 5.6 shall be communicated between Buyer and Seller via the EDI conventions set forth in Section 2.4.

        6.      PACKING, MARKING, AND SHIPPING INSTRUCTIONS

                6.1.    Seller shall prepare and pack all Product in a manner
        (i) that Buyer from time to time may reasonably specify or, in the absence of Buyer's specification, that is consistent with practices customary in the computer component industry and (ii) necessary to meet a designated carrier's requirements.

                6.2. Seller shall mark, or cause to be marked, each shipping container to adequately show Buyer's Order number, part number, revision level, lot number, and quantity contained therein. Seller shall include in each container a packing list showing the Order number.

        7.      QUALITY

                7.1. Seller shall ensure that all Products conform to the specifications, drawings, samples and other descriptions designated in the Product Schedule for such Product (the "Specifications"). The Specifications shall include any labeling requirements imposed by applicable law.

                7.2. Seller shall establish and/or maintain a quality improvement plan acceptable to Buyer. Seller's initial Quality Improvement Plan is attached to this Agreement as Exhibit D (the "Quality Plan") and shall not be amended without Buyer's prior written consent.

                7.3. Upon reasonable notice, Buyer shall be entitled to visit and inspect Seller's facility sites during normal business hours and Seller shall cooperate to facilitate such visits. Buyer's inspections shall in no way relieve Seller of its obligation to deliver conforming Product or waive Buyer's right of inspection and acceptance at the time the Products are delivered.

                7.4. At Buyer's request, Seller shall provide Buyer with relevant inspection, quality, and reliability data. Seller shall conform to the revision level stated on Buyer's Order.

        8.      CHANGE ORDERS

                8.1. Buyer may from time to time change the Specifications for the Products, and Seller shall use its best efforts to ensure that all Product complies therewith. [*]. Any request by Seller for any such adjustment must be made in writing to Buyer [*] of Seller's receipt of Buyer's notice of change in specifications. No changes shall be made by Seller in the form, fit, or function of the Product to be purchased hereunder without [*].


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                                                    CONFIDENTIAL


        9.      INSPECTION AND ACCEPTANCE

                9.1 Products purchased or to be purchased pursuant to this Agreement shall be subject to inspection and test by Buyer at all times (including during the period of manufacture or development) and places (including Seller's facilities). Unless otherwise specified in the Order, final inspection and acceptance of Product by Buyer shall be at Buyer's facilities. Buyer reserves the right to reject Product which does not conform to the Specifications or that contains any defect in material, workmanship or design (the "Defective Product"). Buyer may, at its option, (i) return Defective Product to Seller, [*] (ii) return Defective Product to Seller for Seller's correction or replacement or
        (iii) exercise any other rights as Buyer may have at law or in equity that are consistent with the other provisions of this Agreement. Product required to be corrected or replaced shall be subject to the same inspection and acceptance provisions of this Agreement as Product originally delivered under any Order. Seller shall reimburse Buyer for any costs of any special inspection measures deemed necessary by the Buyer.


                9.2. If Buyer returns Defective Product to Seller for correction or replacement, Seller shall [*]. Seller shall [*] associated with [*] including [*]. Seller agrees to provide [*] after receipt thereof. Seller will also provide Buyer with a written corrective action report upon request addressing the steps that will be taken to eliminate the recurrence of the problem, and will use commercially best efforts to implement the actions addressed in such report.


        10.     WARRANTY


                10.1. Seller hereby warrants to Buyer that Product purchased hereunder shall (i) vest in Buyer good and valid title to such Product free and clear of all liens, encumbrances, security interests, encumbrances, burdens and other claims and (ii) be free from infringements or violations described in Section 17.1. In addition, [*] from the date of Buyer's acceptance of Product delivered hereunder, Seller hereby warrants to Buyer that such Product shall (x) be free from defects in material, workmanship and design and (y) be in conformity with the Specifications. The warranty for replaced or repaired Product will be the same as the original Product. In the case of [*], Seller shall [*] or, at Buyer's [*] election, [*]. Upon discovery of a defect in material, workmanship or design in any Product or the discovery of a Product that is not in compliance with the Specifications during the [*], Buyer may, at its option, return Product to Seller, [*] (b) for Seller's prompt correction or replacement and (ii) [*].


                10.2. Seller warrants that there are no claims of infringement or violation of the type described in Section 17.1 with respect to the Product.

        11.     OUT OF WARRANTY REPAIRS and SPARE PARTS AVAILABILITY


                11.1. Seller agrees to refurbish to a "like new" condition any Product no longer covered by the express warranties set forth elsewhere in this Agreement (an "Out of Warranty Product") at the refurbishment prices and according to the terms set forth in Exhibit E. In addition, Seller shall make available for purchase by Buyer replacement and repair parts for Products ("Spares") in accordance with the terms set forth in Exhibit E.



[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                                                                    CONFIDENTIAL

        12.     PAYMENT

                12.1 Buyer shall make payment in full for the purchase price of all Product purchased hereunder (other than items disputed by Buyer in good faith) and received by Buyer on or before the [*] day after the date of Seller's invoice; provided, Seller's invoice shall not be dated earlier than the shipment date of Product covered thereby. Payment of invoices shall not constitute acceptance of the Product.


                12.2. Unless otherwise specified in Exhibit B or agreed to in writing by the parties, payment shall be made in U.S. dollars.


        13.     TERMINATION

                13.1. Either party (the "Non-Defaulting Party") may terminate this Agreement and/or any Order issued hereunder by written notice to the other party (the "Defaulting Party") upon the occurrence of a Default by the Defaulting Party. [*] This Agreement shall terminate on the date of such notice (the "Termination Date").


                13.2. Upon termination by Seller of this Agreement and/or any Order due to Buyer's default or upon termination [*], Buyer's entire liability shall be to purchase, without duplication: [*] as defined in the Exhibit C as Buyer's [*] and (ii) all Product that Buyer has received and had not previously paid for.



                13.3. Upon termination by Buyer of this Agreement and/or any Order due to Seller's Default, (i) Buyer shall have [*] (ii) Buyer shall have such additional remedies as may be [*] any balance due for Products delivered by Seller before termination.


        14.     FORCE MAJEURE


                14.1. Neither party shall be liable for its failure to perform any of its obligations hereunder during any period in which performance is delayed by fire, flood, war, embargo, riot or an unforeseeable intervention of any government authority that causes complete business interruption ("Force Majeure"), provided that the party suffering such delay immediately notifies the other party of the delay. If, however, Seller's performance is delayed for reasons set forth above for a cumulative period of [*] or more, Buyer, notwithstanding any other provision of this Agreement to the contrary, [*]. In the event such termination, [*] hereunder shall be for the [*]. In the event the parties do not terminate this Agreement and/or Order due to a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure.



[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                                                                    CONFIDENTIAL


        15.     PRODUCT NOTICES


                15.1. Any notice given under this Agreement shall be in writing and will be effective (i) when delivered, if delivered in person, (ii) during the business hour of receipt (or the next business hour if not received during a normal business hour), if by telecopy or
        (iii) 5 days after depositing same in the U.S. mail, postage prepaid and addressed to Seller at the address for notice specified on Exhibit A or such other address as Seller may specify to Buyer in accordance with this Section 15.1 or to Buyer at the address set forth below or at such other address as Buyer may specify to Seller in accordance with this
        Section 15.1:



        If to Buyer:

        COMPAQ COMPUTER CORPORATION
        P.O. BOX 692000
        S.H. 249
        HOUSTON, TEXAS 77269-2000
        ATTN: Patrick Hession



        with a copy to:

        COMPAQ COMPUTER CORPORATION
        P.O. BOX 692000
        S.H. 249
        HOUSTON, TX 77269-2000
        ATTN: Division Counsel-Operations


        16.     COMPLIANCE WITH LAWS


                16.1. All Product supplied and work performed under this Agreement shall comply with all applicable laws and regulations including, without limitation, all laws governing Seller's relationship with its employees, agents or subcontractors. Upon request, Seller shall certify compliance with such applicable laws and regulations, and provide such evidence of compliance as Buyer may reasonably request.


        17.     INDEMNIFICATION; REMEDIES


                17.1. Seller shall indemnify, defend and hold harmless Buyer and its Affiliates and their respective directors, officers, shareholders, employees and agents (collectively, the "Buyer Indemnified Parties") from and against any and all [*] Products furnished under this Agreement [*] right and shall [*] [*]; provided, the foregoing indemnity shall not apply to the extent any such claim is attributable solely to design specifications furnished by Buyer to Seller. Buyer shall notify Seller of such claim and permit Seller to defend and compromise such claim; provided, Buyer's failure to so notify Seller shall not diminish Seller's indemnity obligations hereunder except to the extent any Buyer's delay in notifying Seller materially prejudices Seller's defense of such matter. If an injunction or exclusion order preventing the use of the Products results from such a claim (or, if Buyer reasonably believes such an injunction is likely) Seller shall, [*], and at Buyer's request, [*]. In the event that Seller cannot obtain such right for Buyer, Seller shall [*] and thereupon Seller [*] and Buyer shall be entitled to such additional remedies as may be available at law or in equity that are consistent with the terms of this Agreement.


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                                                    CONFIDENTIAL


        [*]


                17.2. Seller shall indemnify, defend and hold harmless the Buyer Indemnified Parties from and against any Indemnified Loss relating to or arising out of any personal injury or death resulting from (i) the use of any Product or (ii) Seller's acts or omissions; provided, the foregoing indemnity shall not apply to the extent any such claim is attributable solely to design specifications furnished by Buyer to Seller.


                17.3. THIS SECTION 17 SHALL BE ENFORCEABLE TO THE EXTENT SET FORTH ABOVE NOTWITHSTANDING THE SOLE, CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE OF ANY OF THE BUYER INDEMNIFIED PARTIES.


                17.4. Subject to Section 17.5, upon the occurrence of a Default by a party hereto the other party shall be entitled to exercise such rights and remedies as are available at law or in equity including the right to seek specific performance upon Seller's failure to deliver on a timely basis unique products in conformity with the Specifications.



                17.5. NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, [*] EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES EXCEPT (I) IN CONNECTION WITH A [*] PROVISIONS SET FORTH IN THIS AGREEMENT AND (II) TO THE EXTENT ANY SUCH DAMAGES ARE A PART OF AN INDEMNIFIED LOSS AGAINST WHICH BUYER IS ENTITLED TO BE INDEMNIFIED PURSUANT TO THE OTHER PROVISIONS OF THIS
        SECTION 17.


        18.     TRADEMARKS; LOGOS

                18.1. Seller is authorized to use the Compaq logo and trademark only to the extent necessary to meet the required specification for the Product. No other rights with respect to Buyer's trademarks, trade names or brand names are conferred, either expressly or by implication, upon Seller.

        19.     GRATUITIES

                19.1. Each party represents that it has not offered nor given and will not offer nor give any employee, agent, or representative of the other party any gratuity with a view toward securing any business from the other party or influencing such person with respect to the business between the parties.

        20.     INSURANCE.

                20.1. Seller shall maintain such minimum insurance coverage as is described on Exhibit F or as the parties may otherwise mutually agree. All insurance policies maintained by Seller in accordance with this Section 20 [*]


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                                                    CONFIDENTIAL

        21.     CONFIDENTIAL INFORMATION


                21.1. Each party recognizes that it may have previously entered or will in the future enter into various agreements with the other party which obligates it to maintain as confidential certain information disclosed to it by the other party. To the extent that such information or any further confidential information, which might include but is not limited to business plans, forecasts, capacity, pricing, inventory levels, etc. (collectively referred to hereinafter as "Information") is disclosed in furtherance of this Agreement or any Order issued hereunder, such Information shall be so disclosed pursuant to the minimum terms and conditions listed below; provided, however, the minimum terms and conditions listed below shall in no way relieve the parties from any obligation or modify such obligations previously agreed to in other agreements. Both parties agree that this Agreement and any other agreements regarding confidential information shall hereafter be considered as coterminous, and shall expire no earlier than the date of expiration or termination of this Agreement.


                21.2. Both parties agree that the party receiving Information will maintain such Information in confidence for a period of three years from the date of disclosure of such Information.

                21.3. Each party shall protect the other party's Information to the same extent that it protects it own confidential and proprietary information and shall take all reasonable precautions to prevent unauthorized disclosure to third parties.

                21.4. The parties acknowledge that the unauthorized disclosure of such Information will cause irreparable harm. Accordingly, the parties agree that the injured party shall have the right to seek immediate injunctive relief enjoining such unauthorized disclosure.

                21.5. The provisions of this Section 21 shall not apply to information (i) known to the receiving party at the time of receipt from the other party, (ii) generally known or available to the public through no act or failure to act by the receiving party, (iii) furnished to third parties by the disclosing party without restriction on disclosure,
        (iv) furnished to the receiving party by a third party as a matter of right and without restriction on disclosure, (v) furnished as required by court order or similar governmental authority or by the imminent likelihood thereof or by applicable law, or (vi) is in the possession of the receiving party without a confidential obligation at the time of disclosure as shown by the receiving party's files and/or records immediately prior to disclosure.

                21.6. Immediately upon termination of this Agreement or at the request of the other party, each of the parties shall promptly return all materials in its possession containing Information of the other party.

        22.     COUNTRY OF ORIGIN

                22.1. For each Product purchased under this Agreement, Seller shall furnish Buyer with country of origin (manufacture), by quantity and part number (Buyer's and Seller's) if necessary. Product shall be marked with the country of origin as required by applicable law.

                22.2. Seller agrees to provide necessary export licenses and documents to facilitate export of Product. Seller further agrees to assist Buyer's import of Product as reasonably requested by Buyer.


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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        23.     PROPERTY FURNISHED BY BUYER

                23.1. Any tools, drawings, specifications, or other materials furnished by Buyer for use by Seller in its performance under this Agreement or any Order issued hereunder shall be identified and shall remain the property of Buyer and shall be used by Seller only in its performance hereunder. Such property shall be delivered, upon request, to a destination specified by Buyer in good condition, except for normal wear and tear.

        24.     [*]

                24.1 The following remedies as stated will be available to [*]

        25.     GENERAL

                25.1. Any obligations and duties which by their nature extend beyond the expiration or earlier termination of this Agreement shall survive any such expiration or termination and remain in effect.

                25.2. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be enforced to the fullest extent permitted by applicable law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                25.3. Any waiver of any kind by a party of a breach of this Agreement must be in writing, shall be effective only to the extent set forth in such writing and shall not operate or be construed as a waiver of any subsequent breach. Any delay or omission in exercising any right, power or remedy pursuant to a breach or default by a party shall not impair any right, power or remedy which either party may have with respect to a future breach or default.

                25.4. Either party shall not export, re-export or otherwise disclose, directly or indirectly, technical data received from the other party or the direct product of such technical data to any person or destination when such export, re-export or disclosure is prohibited by the laws of the United States or regulations of a Department of the United States.


                25.5. With respect to any payment, reimbursement or other amount owed by one party (the [*]) to the other (the "[*]") under this Agreement, [*] by the [*] to the [*] under this Agreement or any other agreement. Both parties agree that the [*] is a convenience to both parties and nothing contained in this Section 25.5 or in the entire Agreement shall be construed as a barter agreement.



[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

                25.6 This Agreement is hereby identified as "Compaq Confidential" and "Gadzoox Confidential," and any additional confidentiality requirements between the parties (now or in the future) applicable to material identified as such shall apply to this Agreement.

                25.7. Except to the extent the confidentiality provisions set forth in Section 22 conflict with confidentiality provisions set forth in any other confidentiality or non-disclosure agreement between the parties hereto, this Agreement represents the entire agreement with respect to the subject matter hereof and supersedes all prior discussions and agreements between the parties relating to the subject matter hereof. This Agreement can be modified only by a written amendment duly signed by persons authorized to sign agreements on behalf of both parties, and shall not be supplemented or modified by any course of dealing or trade usage. Variance from or addition to the terms and conditions of this Agreement in any Order, or other written notification from Seller will be of no effect.


                25.8. THE CONSTRUCTION, VALIDITY, AND PERFORMANCE OF THIS AGREEMENT AND ANY ORDER ISSUED UNDER IT SHALL BE GOVERNED BY THE LAWS OF THE CONSTRUCTION, VALIDITY, AND PERFORMANCE OF THIS AGREEMENT AND ANY ORDER ISSUED UNDER IT SHALL BE GOVERNED BY THE LAWS OF THE STATE TEXAS U.S.A. THE PARTIES HEREBY WAIVE APPLICATION OF THE U.N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.


                25.9. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT WARRANTIES (EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE) OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED IN THEIR ENTIRETY.

                25.10. Upon the request of either party, the parties shall cooperate and use commercially reasonable efforts to implement as soon as practicable an electronic data interchange system to process the submission and acceptance of Orders, the payment of Product and such other matters as the parties may mutually agree upon having such terms and transmissions standards and formats as the parties may agree.

IN WITNESS, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.

For the Buyer                           For the Seller

/s/ Glenn McLoughlon                    /s/ Kent Bridges
-------------------------------------   ----------------------------------------
Signature                               Signature

Glenn McLoughlon                        Kent Bridges
-------------------------------------   ----------------------------------------
Name                                    Name

Vice President Corporate Materials      Vice President Sales
-------------------------------------   ----------------------------------------
Title                                   Title


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL



Contract No. 9710739

Annex 1 ........... Defined Terms
Exhibit A ......... Seller Information
Exhibit B ......... Product and Pricing Schedule
Exhibit C ......... Flexibility Agreement
Exhibit D ......... Quality Improvement Plan
Exhibit E ......... Service, Repair, and Refurbishment
Exhibit F ......... Insurance Requirements
Exhibit G ......... Compaq Supplier Compliance Policy
Exhibit H ......... JIT Requirements



[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

                                     ANNEX 1

                                   DEFINITIONS

"Affiliate" means, with respect to any Person, any other Person controlling, controlled by, or under the common control with that First Person. As used in this definition, the term "control" means the possession, directly or indirectly or the power to direct, or cause the direction of the management and policy of the controlled person.

"Business Day" shall mean any day other than a Saturday, a Sunday, or a holiday on which banks in the State of Texas generally are closed.

"Buyer Indemnified Parties" shall have the meaning given thereto in Section
17.1.

"Default" shall mean:

        with respect to Buyer, (a) Buyer's failure to comply with any material provision of this Agreement or any Order issued hereunder, and, in the case of a breach which is capable of remedy, [*] of notification of said breach; provided, delays in delivery shall be deemed [*] herein; or (b) Buyer becomes insolvent, becomes subject to any bankruptcy proceeding, makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of such party's assets and such condition is not cured within [*]; and

        with respect to Seller, (a) Seller's failure to comply with any material provision of this Agreement or any Order issued hereunder, and in the case of a breach which is capable of remedy, [*] notification of said breach; provided, the failure of Seller [*] (b) Seller becomes insolvent, becomes subject to any bankruptcy proceeding or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of Seller's assets and such condition is not cured [*] (c) [*] any or all of its rights or obligations under this Agreement or any Orders issued hereunder to a third party without [*]. Such approval is not required for changes in ownership arising from Seller's fund raising activities, mergers, or other changes in corporate structure provided seller provides notice to Buyer of the above [*] from occurrence.

"Defective Product" shall have the meaning given thereto in Section 9.1.


[*]


"First Party" shall have the meaning given thereto in Section 25.5.

"Force Majeure" shall have the meaning given thereto in Section 14.1.

"Indemnified Loss" shall have the meaning given thereto in Section 17.1.

"Information" shall have the meaning given thereto in Section 21.1.

"Non-Defaulting Party" shall have the meaning given thereto in Section 13.1.

"On-dock Date" shall have the meaning given thereto in Section 5.2.

"Order" shall have the meaning given thereto in Section 2.3.

"Out of Warranty Product" shall have the meaning given thereto in Section 11.1


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

"Prices" shall have the meaning given thereto in Section 4.1.

"Product and Pricing Schedule" shall have the meaning given thereto in Section 4.1.

"Product" has the meaning given in Section 2.1.

"Quality Plan" has the meaning given thereto in Section 7.2.

"Second Party" shall have the meaning given thereto in Section 25.5.

"Spares" shall have the meaning given thereto in Section 11.1.

"Specifications" has the meaning given thereto in Section 7.1.

"Specified Location" has the meaning given thereto in Section 5.1.

"Subject Terms" has the meaning given thereto in Section 4.3.

"Termination Date" shall have the meaning given thereto in Section 13.1.

                                    EXHIBIT A

                                     SELLER

                           Gadzoox Microsystems, Inc.
                                6840 Via Del Oro
                                    Suite 290
                               San Jose, CA 95119

                                                                    CONFIDENTIAL

                                    EXHIBIT B


                           PRODUCTS, PRICING AND [*]


1.      FOB Seller Pricing:

ITEM           SELLER REFERENCE        COMPAQ REFERENCE      LEAD-TIME      PRICE         TIME
----           ----------------        ----------------      ---------      -----         ----
1.                   [*]                      TBD             [*]           [*]           [*]

II.     DDP Houston Pricing:

ITEM           SELLER REFERENCE        COMPAQ REFERENCE      LEAD-TIME     PRICE         TIME
----           ----------------        ----------------      ---------     -----         ----
1.                   [*]                      TBD             [*]            [*]          [*]



        Seller agrees that the price [*] and that [*] prior to the end of the [*] Seller agrees to [*] for the following [*] calendar quarters.


Seller further agrees to provide price in [*].


[*]




                                [*]


                                  SPECIFICATION

Buyer's specification number TBD is incorporated by reference.


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

                                    EXHIBIT C

                                      [*]

[*]

The following [*] on existing purchase orders may be made [*] to Buyer.

Number of weeks prior
scheduled delivery dates                                      % increase to
------------------------                                      -------------
[*]                                                              [*]


Seller agrees to [*] at buyer's request. [*] requirement shall be calculated as the [*] calculated over the next [*] via the EDI 830 [*].


[*]

The following [*] on existing purchase orders may be made by the Buyer.

[*]                                                             [*]
---------------------------                                    -----------------
[*]                                                             [*]

[*]

[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

                                    EXHIBIT C

                                      [*]
[*]

1)      Finished Goods:

        [*]

2)      Work in Process (WIP):

        [*]

3)      Raw

        [*]


At no time is Buyer [*] of Orders for conventional Product, or the 830 [*] for JIT Product.


[*]

"Raw" shall mean all piece parts and/or other dedicated materials including packaging materials.

Buyer liability is based on contract price of the revision level at the time of decrease.

[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

                                    EXHIBIT C

                                      [*]

[*]

[*]                                 [*]                               [*]
--------------------------          -------------------------         --------
[*]                                            [*]                    [*]


For reschedules beyond these limits. [*]

[*]

[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT D

                            QUALITY IMPROVEMENT PLAN

                     Compaq Computer Corporation and Gadzoox

                            Microsystems Quality Plan

                           All Communications Products



                                TABLE OF CONTENTS

        1.0     Purpose

        2.0     Scope

        3.0     References

        4.0     Quality Systems Survey

        5.0     Quality Planning

        6.0     Quality Assurance Methodology

        7.0     Design/Process Change Requirements

        8.0     Inspection Requirements

        9.0     Performance Reports

        10.0    Traceability Identification

        11.0    Reliability

        12.0    Ship-to-Stock Criteria

        13.0    Supplier obligations

        14.0    Compaq's obligations

                Attachment 1        Supplier Reporting Requirements

                Attachment 2        List of Deliverables from Compaq's 5-Step
                                    Supplier Development Process.

                                                                    CONFIDENTIAL

1.0     Purpose:

This plan documents the specific systems of process and product controls required to provide defect free product to our customers, on time, and at a mutually beneficial price.

2.0     Scope:

This plan documents the specific system of process and product controls required to prevent incidents of non-conforming product. Reliability is defined as the demonstrated field performance and MTBF of the Communication Product. This plan identifies actions necessary to assure conformance of:

        A.      Documentation

        B.      Equipment Qualification/Calibration Program

        C.      Correlation (functional/nonfunctional)

        D.      Workmanship

        E.      Process Capability

        F.      Critical Parameters

This document is a supplement to Compaq Computer Corporation's contractual agreements and engineering specifications. In any case of conflicting requirements, purchasing and engineering documents shall take precedence.

3.0     References:

The following documents should be consulted with this Quality Plan:

        A.      Compaq OEM Specifications.

        B. World Class (SDP) Supplier Development Process. 4.0 Quality Systems Survey:

4.0     Quality Systems Survey:

In accordance with the requirements of SDP (Supplier Development Process, Rev.
E), a full quality system survey will be completed.


The results of the survey will be used to establish a baseline from which an improvement plan may be launched and results measured. Based upon the survey results, a classification will be assigned to Gadzoox Microsystems.



5.0     Quality Planning:

Gadzoox Microsystems shall provide Compaq and must be responsible for a controlled and capable process to ensure the product is in total compliance with the product specifications.

5.1     Documentation Review:

As a part of the product evaluation process, members of the Compaq/Gadzoox Microsystems team will review the current engineering specification package to assure:

        A.      All documentation is present and legible.

        B. Specified tolerances are defined and sub-tier suppliers' manufacturing process capabilities known.

        C.      Specified dimensions do not conflict with other documentation.

        D.      Clarity of workmanship standards is defined.

Any discrepancies or issues shall be noted on the SDP Print Acceptance Form, PAF,. The items will be assigned to the Compaq/Gadzoox Microsystems project teams for resolution. The project teams will be accountable for completing the items within a specified time frame.

When changes to any content within the Kit have occurred then, each month, Compaq Procurement Engineering will be responsible for issuing Gadzoox Microsystems Quality Assurance Manager all new released and ECN documentation. This documentation distribution will include the assembly, reference specifications, Receiving Inspection Procedures, and Compaq manufacturing diagnostics.

[*], Gadzoox Microsystems shall send Compaq Procurement Engineer all Compaq product drawings, ECNs, and PCNs that affect form, fit, function, P/N changes, and QA procedures. This information is required for Compaq documentation control.

[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

5.2     Work Instruction:


The [*] process document should be a controlled document which includes: [*]. Gadzoox Microsystems shall issue Compaq Procurement Engineer the [*] documentation before [*].


Each work station (final assembly and mold shop) should have a cosmetic inspection work aid. The work aid must meet or exceed Compaq requirements.

5.3     Training:

Personnel performing assembly, fabrication, inspection, and tests or any activity affecting quality shall have appropriate experience and training. Appropriate records of training shall be maintained.


5.4      Process Flow Diagrams:



Gadzoox Microsystems shall submit a process flow diagram from raw material receipt to product shipment. The process diagram identifies the main steps, branches, and eventual outcome of the process. The following information should be included within the diagram or can be a part of the Process Management Plan
(PMP):



        A.      Sub-tier suppliers, port numbers and purchased components


        B.      Receiving inspection requirements at Gadzoox Microsystems

        C.      Test locations and equipment type at Gadzoox Microsystems

        D. Inspection stations, parameters monitored, location, and equipment type at Gadzoox Microsystems

        E.      Storage/Queue locations.

        F.      Transportation.

        G.      Rework/MRB activity.


        H.      Cycle time at each main activity



5.5     Product Flow Diagrams:



Gadzoox Microsystems must submit a product flow diagram. The product flow diagram is a pictorial document of the actual path of the product throughout the manufacturing facility.



5.6     Process/Product Critical Parameter Review



The Compaq/Gadzoox Microsystems team will develop a control plan for critical process/product critical parameters and critical operations, as defined in the SDP Manual, that insures that all requirements and processes meet or exceed customer expectations. [*]. Critical operations are those control areas within the manufacturing process that create critical parameters. These systems insure that all requirements and processes meet or exceed customer expectations.



The critical parameters must be defined in the following plans:


        A.      Process Management Plan.

        B.      Gadzoox Microsystems Inspection Plans.

        C.      Sub-tier Suppliers' Management Plans.

The Process Management Plan (PMP) shall be completed for all operations at Gadzoox Microsystems and its sub-tier suppliers, where critical parameters are affected in the process. Each PMP will contain the following details:

        A.      Process flow: listing major steps in the operation.


        B.      Critical Parameters.

        C.      Dimension/tolerance: attribute or variable.

        D.      Frequency: number of times observation measured.


        E.      Sample Size: number of items evaluated.

        F.      Control Method: type of chart or method.

        G.      Equipment: gage description, identification number.

        H.      Measurement Precision: frequency of Gage R&R studies.

[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

6.0     Quality Assurance Methodology:

Compaq's objective is to eliminate the function of performing receiving inspection to accept incoming material for manufacturing. The intent of this section is to identify specific actions, improvement plans, goals, and responsibilities to assure product quality and continuous improvement.

The quality data collected must be available to the operator in a timely manner so it can be used for process improvements. Each operator should know why they are collecting the quality data, what the requirements are, and the operation trend.

6.1     Process Capability Studies, per the SDP Manual:

Gadzoox Microsystems Manufacturing Facilities Attribute features shall be recorded with p-charts and variable characteristics shall be monitored in-process with mean and range charts. This method will identify runs, [*], and other quality items.


Also, these critical parameters must be evaluated to establish a capability index (Cpk) and GR&R process. Identification of the critical parameters are defined in the Supplier Process Management Plan.



Critical parameters are considered capable if the [*]. Any parameter that results in a [*] will result in a corrective action or equivalent containment plan.


The process capability results shall be documented and available for review by all organizations. Gadzoox Microsystems engineering are responsible for evaluating this information. [*], Gadzoox Microsystems shall send Process Parameter Control Plan to Compaq Procurement Engineer along with any and all required improvement plans.

6.2     Measurement Precision, per the SDP Manual:

Measurement Precision is the extent to which a repeated measurement gives the same result. Variations may arise from inherent capabilities of the instrument, from variations of the operators use of the equipment, or from changes in operating conditions.

All instruments, gages, test equipment, and inspectors/operators shall be evaluated for Repeatability and Reproducibility.

6.3     Measurement Correlation, per the SDP Manual:

All major inspection techniques and equipment must be correlated in order to prevent disagreements about product attributes.

Correlation of visual attributes indicate both Compaq and Gadzoox Microsystems agree in the accept/reject criteria for generic types of non-conformance. Techniques for documentation include: detail drawings, photographs of non-conformance, or actual samples of non-conforming product. Both Compaq and Gadzoox Microsystems shall be utilizing the same accept/reject criteria.

The method to calculate and evaluate a correlation coefficient is in the SDP. A correlation action is requested if the correlation coefficient, [*]

6.4     First Article Inspection:

Gadzoox Microsystems must submit [*] of all new designs or modifications before production release. The samples should be representative of a capable process.

If Compaq deems that Gadzoox Microsystems measuring equipment is capable, Compaq will use Gadzoox Microsystems FAI reports and test results for qualifying a design/process change.

Compaq Procurement Engineer shall evaluate all samples for qualification. Compaq will provide Gadzoox Microsystems with written documentation on all reviews within [*] of receipt.

[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

6.5     Supplier Corrective Action Request (SCAR/8D):

Compaq Procurement Engineer will initiate Supplier Corrective Action Request whenever system or material deficiencies are identified. If Compaq receives non-conforming material, the part and SCAR will be overnight freighted to Gadzoox Microsystems Gadzoox Microsystems shall reply within [*], acknowledging and providing Compaq with a response on their intended containment and corrective actions. If long term corrective actions are required then the implementation date for the long term corrective action must be provided within no more than [*] after receiving the SCAR. Compaq is to be notified if the specified date for corrective action implementation will not be met prior to the due date. Notification shall be accompanied with justification for implementation push-out.

The intent of the SCAR is to eliminate potential problems or recurrence. Gadzoox Microsystems shall be responsible to answer the following concerns:

        A.      Non-conformance Description

        B.      Failure Analysis (FAR)

        C.      Root Cause

        D.      Containment

        E.      Corrective Action

        F.      Effectivity Dates (containment & corrective action)

        G.      Verification

6.6     Experimental Design

Design of Experiments will be used throughout the program where applicable.

7.0     Design/Process Change Requirements, per the SDP Manual:

All Engineering changes that effect the [*] must be approved by Compaq prior to production implementation. Gadzoox Microsystems and Compaq must discuss proposed changes prior to any [*]. In order for Gadzoox Microsystems to proceed with [*], Compaq must agree conceptually with the proposed changes. Implementation will be dependent upon the satisfactory completion of FAI and qualification testing.

7.1     Supplier Change Request and Sample Submittal:

Gadzoox Microsystems should send purpose of change request, the FAI report, qualification test results, and [*] parts to Compaq Procurement Engineer (for sustaining product) or the Program Manager (for new product development). The sample parts must be a result of a capable process, with documentation available to show capability. If the qualification results are in-process, this should be noted during the submittal. Compaq will evaluate this information within [*]

If the Gadzoox Microsystems measuring and/or test equipment is not compatible to Compaq, Compaq will initiate test qualification. Otherwise evaluations will be given from the Gadzoox Microsystems results.


7.2     Capability Evaluation:

At Compaq's option, a process capability study may be performed on [*] more parts from pre-production run targeting on the critical dimensions and parameters.

7.3     Design/Process Change Summary List:

Gadzoox Microsystems will be responsible for recording & reporting all major design changes to Compaq. Gadzoox Microsystems will be responsible for recording and reporting all manufacturing process changes at Gadzoox Microsystems to Compaq. The following information must be recorded: change description, production effectivity date, and serial number. This product updated listing should be sent to Compaq after each production cut-in.

8.0     Inspection Requirements:

Unless otherwise specified in the contract or purchase order, Gadzoox Microsystems shall be responsible for performing inspections that are sufficient to assure that the parts supplied to Compaq meet the requirements specified in the product assembly documentation.

[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

8.1     Lot Acceptance:

All lots shall be capable of passing a sampling inspection [*] . All defects shall be considered [*]. Failed lots will be subject to rejection and returned to supplier for corrective action.

8.2     Electrical Criteria:


Electrical assemblies and components shall comply with the Gadzoox Microsystems "Electrical Workmanship Standards Manual". Each product will be [*]. The inspector shall mark conforming products.


Compaq must approve changes to all critical components before production release (Mps, oscillators, connectors, cables, and etc.)

8.3     Record Retention:

Gadzoox Microsystems shall record and maintain inspection/test records for a minimum duration of [*] from the date of shipment or Compaq approved alternate. Gadzoox Microsystems incoming inspection records shall be capable of tracking receipt history. Quality status for each process shall be reported to departments concerned on a regular basis.

8.4     Non-conforming Product:

Rejected assemblies will be verified by Compaq MRB team. If verified as defective, the material/lot will be dispositioned as RTV(returned to vendor), UAI(use as is), Scrap or Rework. Supplier Corrective Action will be initiated for each unit defect (Section 6.5).

8.5     Out Of Box Audit:

        Lot sampling of Finished goods should be conducted on an audit basis employing a [*] The audit should include the following visual checks:

        -       Compaq critical specs (labels, dimensions, electrical)

        -       Bard Code labels, board quantity per box.

        -       Revision level

        -       Functional Test

                [*]

        Any audit failure will trigger the lot to be held for disposition. The lot disposition will be to check [*] the lot for non-conformity before shipping the lot to Compaq. All audit failures require 8D analysis by the supplier.

8.6     Gadzoox Microsystems Assembly Criteria:

Assemblies shall be [*] functionally tested and visually inspected. (refer to sec.8.5).

8.7     Compaq Factory Assembly Criteria:

Compaq Receiving Inspection and factory audit personnel shall evaluate each assembly to the Compaq's Receiving Inspection Plan (RIP) and functionally tested. Compaq Procurement Engineering Technicians will periodically pull a sample from an incoming lot. The unit(s) will be disassembled and evaluated for workmanship and product integrity. (refer to section 12.0).

[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

9.0     PERFORMANCE REPORTS:

Compaq will issue monthly performance reports due by the [*] of the following month. Example: February's data due by [*]. This information will trend defective parts per million (DPPM). The reports are as follows:

        A.      Incoming Inspection

        B.      Workmanship Audit

        C.      Factory Audit (when available)

        D.      Field Returns (when available)

Each month Gadzoox Microsystems will compile final assembly production yield and functional test yield consisting of the number of units produced and number of failures by product. If the lots are shipped by air freight, Gadzoox Microsystems shall compile [*]. These reports shall identify DPPM and pareto defects. The Gadzoox Microsystems information will be collected by inspection function:

        A. Final Functional Test Results (Total boards tested, Total Nonfunctional)

        B.      Out of Box Audit Results (Total Number inspected, Total failed)

        C.      Reliability Test Results

        D. Top [*] Manufacturing Issues for the current Month at each point in the process.

The Gadzoox Microsystems/Compaq team shall use this information for identifying trends and developing improvement plans.

10.0    TRACEABILITY IDENTIFICATION:

10.1    MAJOR PIECE PARTS:

The major piece parts shall have traceability identification. The Power Supply and assembly are examples of major components. The Assembly, and Power Supply require the following marking:

        1.      Compaq P/N (silk screened) and/or Gadzoox Microsystems P/N(on
                PCB).

        2.      Revision Level of Controlling Drawing (record on the data base)

        3. Manufacturer's Name/Raw material (Country of origin, Silk screened)

        4.      Date of Manufacture (record on the data base)

        5.      Agency Markings (silk screened)

The [*] should also include a Vendor Final QA marking (make-break). Gadzoox Microsystems can trace this information through their assign SN.

Additional marking is allowed including manufacture S/N, manufacture order, flammability rating, etc.

10.2    ASSEMBLY TRACEABILITY:

The final test (Functional Tester) acceptance marking shall be placed on the underside of assembly. This marking shall be traceable to the tester and operator. Each assembly will be serialized. The label and or marking will identify: build week, supplier location, part number, serial number and if necessary, rework status.

11.0    RELIABILITY:

Reliability audits shall be performed at least once a quarter or after any major design or production change.

An On-Going Reliability Test (ORT) plan shall be approved by Compaq Procurement Engineering. The purpose is to monitor the production process in an on-going method. On-Going Reliability Test (ORT) audits shall be performed at-least [*].

11.1    FIELD RETURN VERIFICATION & FAILURE ANALYSIS

Gadzoox Microsystems shall verify field return product and identify reason for the return. If the defect is verified, Gadzoox Microsystems will identify cause and initiate corrective action. The field return information should be compiled in [*]. This information shall be used to improve design, workmanship, quality, and reliability.


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

12.0    SHIP-TO-STOCK CRITERIA (QUALITY METRICS):

The goal of quality planning is utilization of quality tools that assure conforming product and elimination of non-value-added inspection. The following requirements must be fulfilled in order to be considered eligible for "Ship-to-Stock" status:


        o Compaq incoming inspection must have [*] lot acceptance and [*] as minimum.

        o       Compaq factory audits must maintain a [*]

        o Compaq product integrity audit must meet functional and workmanship specification. (form/fit, critical dimensions, etc.)

        o Process Capability: critical parameters must maintain a process capability index, [*] or better as proven by objective evidence with each quarterly review.

        o Measurement Precision: Gage operator R/R studies for critical parameter evaluations must consume [*]

Pending the acceptance of the above criteria, lots will be placed on skip lot inspections. The number of acceptable lots to reach skip lot status will be determined by Compaq Procurement Engineer.

If at any time, these requirements are not met, then the commodity shall return to regular inspection and corrective action initiated.

        o       Compaq 1997 Quality Goals.

                          Performance Measures for 1997

              QUALITY METRIC             1Q97      2Q97     3Q97      4Q97
              --------------             ----      ----     ----      ----
              [*]                        [*]       [*]      [*]       [*]
              [*]                        [*]       [*]      [*]       [*]
              [*]                        [*]       [*]      [*]       [*]


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

13.0    SUPPLIER OBLIGATIONS:

Communication Products:

                                                     Cognizant                        Required
                                                     Personnel                        Due Date
                                                     ---------                        --------
Process Flow Diagram                        Gadzoox Microsystems Eng.              Pre-Production

          - Final Assembly
          - Sub Assembly
          - Test Inspection

Product Flow Diagram                        Gadzoox Microsystems Eng.              Pre-Production
          - Incoming to warehouse
          - Final Assembly
          - Sub Assembly

Process Critical Parameters                 Gadzoox Microsystems                   Pre-Manufacturers.
          - Final Assembly                                                          Verification Build
          - Sub Assembly                                                            (MVB)
          - Critical Components

Work Instructions                           Gadzoox Microsystems                   Pre-Production
          - Final Test
          - Mechanical Inspection Equipment
           -Gaging

Final Inspection Plan                       Gadzoox Microsystems                   Pre-Production
         - Procedure
         - AQL Specifications
         - Out-Of-Box Disposition
         - Final Disposition

On-Going Reliability Test (ORT) Plan         Gadzoox Microsystems                  Pre-Production

Performance Reports (DPPM)                   Gadzoox Microsystems                  [*]
         - Final Inspection
         - Out-Going Inspection
         - Field Return Pareto                                                     [*]
         - ORT Reports                                                             [*]

- ECN/PCN Summary Report                     Gadzoox Microsystems                  [*]


14.0    COMPAQ OBLIGATIONS:                  DATE REQUIRED

          - Site Survey Rating:              SCORE: depends on final site

          - Specification Release to A.      Pre-Pilot

          - Business Reviews                 [*]

          - Quality Performance Reviews      [*]



[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

                                  ATTACHMENT I

                         SUPPLIER REPORTING REQUIREMENTS

Objective: To establish a consistent and standardized reporting format for all OEM-Communication Products Suppliers.

[*]:


[*] factory data will be submitted to Compaq Procurement Engineer on the Compaq "[*] Quality Status" form. For each different [*] part number produced for Compaq, [*] these sheets must be completed for [*] Final Inspection and the Out of Box Audits. The [*] must be sent no later than the [*] following the end of the [*]. The [*] shall be sent attention to: OEM Communication Products Procurement Engineer at FAX number (281) 518-5710.


[*] factory data reports will include the following:

o A completed Compaq "[*] Supplier Quality Status" form for each Compaq [*] part number produced. This form will be completed for both the final inspection and out of box audit data by part number. Also included will be the [*] for the [*]. (Refer to the note in section 8.5 in this document).

o An 8D summary report against the defects that represent [*] of the rejects on the [*].

o A summary sheet reporting all line, process, or design changes to include initiation date, description of change, reason for change, cut in date, serial number of product at cut in date, cost savings or increase.

o A status report for all open, Compaq initiated Supplier Corrective Action Requests.

o [*] summary on the results of On- Going Reliability Testing (ORT). (Refer to the note in section 11.0 in this document).

[*]:

[*] factory data will be submitted to Compaq Procurement Engineer on the Compaq "[*] Supplier Quality Status" form. For each different [*] digit part number produced for Compaq, one of these sheets must be completed for both Final Inspection and the Out of Box Audits. The quarterly reports shall be sent attention to: OEM Communication Products Procurement Engineer at FAX number
(281) 518-5710.

[*] factory data reports will include the following:

o A completed Compaq "[*] Supplier Quality Status" form for each Compaq [*] digit part number produced. This form will be completed for both the final inspection and out of box audit data by part number. Also included will be the quarterly data for the [*].

o       A [*] summary report of the results of the Reliability Testing.


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              LIST OF DELIVERABLES

                        1.      Critical Parameters

                        2.      Critical Components List

                        3.      Capacity Analysis

                        4.      On-Going Reliability Test Plan (ORT)

                        5.      GR&R

                        6.      [*] Quality Report


                        7.      Preliminary Capability Assessment (Cpk)


                        8.      Final Specification Review(PAF)

                        9.      Out-of-Box Audit (OOBA)

                        10.     Process Management Plan (PMP)


                        11.     Preliminary Capability Study (Cpk)


                        12.     Process Flow Diagram

                        13.     Product Flow Diagram

                        14.     Test Data and Bug List

                        15.     Corrective Action Procedures

                        16.     8D Form

                        17.     Supplier Corrective Action Report Form

                        18.     Failure Analysis Procedures

                        Note: forms/guidelines for items 1,4,5,6,7,8,9,10,16,17 will be provided by Compaq Procurement Engineering.


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

                                    EXHIBIT E

                       SERVICE, REPAIR, AND REFURBISHMENT

A.      REFURBISHMENT

1. Seller agrees to provide a source for refurbishment to "like new" condition any Product at the prices & terms outlined below. This obligation shall be satisfied by either refurbishing Product submitted by Buyer or replace such Product with either new or refurbished Product. Refurbished Product shall be at the latest revision level. "Like new" condition means refurbished to meet the electrical and mechanical requirements of the Buyer's applicable specifications, as outlined in Exhibit B.

2. Product submitted by Buyer for refurbishment will be in reasonably good condition and repairable, and [*]. In the event Product submitted for refurbishment has been tampered with in an attempt to repair it or has been damaged beyond repair, Seller will not be obligated to refurbish such Product.

3. Seller agrees to provide [*] status reports indicating quantities of units returned, units which aren't repairable, and units for which no trouble was found.

4. Seller agrees, upon Buyer's request, to provide repair training, on site support within [*], documentation, and spare parts to third party service providers in support of Buyer's service requirements as outlined in this Exhibit. Training will be charged at [*] plus travel expenses for each trainer provided by Seller. Such third party service providers will be selected by mutual agreement.

5. Supplier agrees all repairs will be free of defects in workmanship and materials for [*] from the date of repair; as noted in affixed human readable repair date code.

6. Prices for Refurbishment are as follows:

        In Warranty: [*] included in Product Price [*]

        Out of Warranty: To be negotiated on a case by case basis.

        CND (Can Not Duplicate) Failure: [*]

Out of Warranty prices may be renegotiated quarterly. The failure information provided by the Seller's repair process, will be used as the base line for setting repair costs.

B.      SPARE PARTS AVAILABILITY

1. At Buyer's option, Seller shall make available for purchase by Buyer replacement parts and/or refurbishment for Products ("Spares"), and Seller agrees to drop ship such Spares to the location designated by Buyer for a minimum [*] after delivery of the last shipment of such Product.
Spares shall be [*].

Price for replacement parts, as set forth in Exhibit B will be set based upon negotiated Product cost. The price for replacement parts after last shipment of Product will [*] for the [*] Support.

Lead-time for Spares shall be as follows:

In Warranty Refurbishment cycle time         - maximum [*] from RMA issuance to
                                               stock


Out of Warranty Refurbishment cycle time     - maximum [*] from RMA issuance to
                                               stock

Replacements                                 - [*]

Rush                                         - [*]



[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

RMA issuance                                 [*]

2. Buyer reserves the right to allocate supplier capacity to be used for manufacture of Spares in those situations where the supplier is unable to meet agreed upon replacement/refurbishment lead times.

3. Seller agrees to provide [*] status reports indicating quantities of units returned, units which aren't repairable, and CND units for which no trouble was found. In addition supplier will provide [*] reports which pareto the types of failure found in repair. Such reports shall include, but shall not be limited to, the following information:

        -       Buyer's part number

        -       Compaq Order number

        -       RMA issuance date

        -       Quantity

        -       Receipt date at Seller's repair site

        -       Ship date to Buyer

        -       Cycle time for each step of the process outlined in this Exhibit
                E

C.      DOCUMENTATION

Seller agrees to provide Theory of Operations, schematics, sourced Bill of Material, etc. sufficient to enable repair of product.

D.      TECHNICAL SUPPORT REQUIREMENTS

        1. Seller will issue & control [*] requests and all relevant factory issued field instructions in support of their or Compaq's designated service provider(s)/repair center(s).

        2. Seller shall designate a Seller representative(s) as Buyer's contact(s) having the overall responsibility for management of the service of Product and Spares throughout Seller's repair center(s).


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

                                    EXHIBIT F

I.      INSURANCE REQUIREMENTS

                Without limiting any of the obligations or liabilities of Seller, Seller shall maintain, as long as this Agreement is in effect, at Seller's expense, insurance policies of the kind and limits listed below and shall provide Buyer (Corporate Risk Management Department), at the address indicated in Section 16 of this Agreement, subsequent to execution of this Agreement, a Certificate of Insurance evidencing such coverage for the term of this Agreement. Valid certificates of insurance shall be provided to Buyer per the above requirement as soon as practicable following the issuance of each renewal policy.

                Seller shall also require any sub-contractors retained by Seller for the purpose of producing or manufacturing Product to insure against the following risks to the extent stated.

                If such levels of coverage proves not to be available for any reason, the Seller shall substitute equivalent coverage and notify the Buyer (Corporate Risk Management Department) of the changes.

                All policies listed below in II.A.(1) shall be in a [*]

II.     DESCRIPTION OF COVERAGE, LIMITS AND SPECIFIC ENDORSEMENT REQUIREMENTS:

II.A.(1) Commercial General Liability

         Bodily Injury/Property Damage                     [*]
                                                           [*]

         Comprehensive Form Including (if applicable):

        (1)     Premises/Operations

        (2)     Products/Completed Operations

        (3)     Contractual Liability

        (4)     Independent Contractors

        (5)     Broad Form Property Damage

        (6)     Personal/Advertising Injury

        (7)     Owners' and Contractors' Protective

        (8) Endorsed to add Compaq Computer Corporation as an Additional Insured as required by contract

II.B    All insurance coverages shall provide, where applicable, that:

        II.B.1 Each Certificate of Insurance shall contain a provision that coverage afforded under the policies [*] limits as stated in II.A.(1). Furthermore, Seller will obtain an [*] policies providing that the Seller's insurance shall be [*]. Any other valid and collectible insurance or self-insurance maintained by or in the name of the [*] shall be excess of the [*] insurance and shall not contribute to it.


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

        II.B.2 Notice of occurrences that may give rise to a claim given by the insured to the insurer shall be sufficient to invoke protection of the Policy.

        II.B.3 The presence on the site of representatives of the Buyer or the participation of the Buyer's representatives shall not invalidate the policy.

        II.B.4 Violation of the terms of any other policy issued by the insurer shall not by itself invalidate the policy.

II.C    Seller shall cause each insurance policy issued hereunder to provide:

        II.C.1 [*] and that the coverage shall contain no limitations on the scope of protection afforded to the [*]

        II.C.2 that each insurance policy required by this section of the Agreement, and in accordance with Section II.B.1, shall be endorsed to state that coverage shall [*]

II.D

        II.D.1 It is Seller's responsibility to ensure that the insurance requirements listed above are in effect for the full term of this Agreement. [*]


        II.D.2 Insurance is to be placed with insurers with a [*] and Seller shall use best efforts to place insurance with carriers [*]. For use of any insurance carrier which does not meet this requirement, approval must be received in writing from the Buyer (Corporate Risk Management Department).


[*]CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
   FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
   HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT G

                        COMPAQ SUPPLIER COMPLIANCE POLICY

Compaq Computer Corporation is proud of its reputation for integrity and honesty in its business dealings. Our corporate culture of fairness and quality is one of our most valuable assets. Maintaining this reputation is an ongoing process, and Compaq considers it be one of its most important jobs.

It is essential that the highest standards of conduct be observed by Compaq, as well as its suppliers. In fact, Compaq believes that it suppliers must operate at the same high level of integrity as Compaq. In this regard, Compaq has adopted a Supplier Compliance Policy. As part of this policy, Compaq expects each of its suppliers to comply fully with the requirements set forth below. This policy requires that Compaq suppliers and their employees exercise the highest degree of honesty and integrity in conducting their business with Compaq, as well as other third parties.

1. ETHICAL STANDARDS Compaq expects its suppliers to avoid conflicts of interest that create opportunities for abuses and allegations of commercial bribery.

        A. Business Courtesies - Business should be won or lost on the merits of the products and services being offered by its suppliers. Therefore, supplier funds or personal funds of its employees should not be used to provide a business courtesy unless the gift is commemorative, ceremonial or customary in nature and has an insubstantial value. Under no circumstances should a kickback or bribe ever be offered to Compaq or its employees.

        II. ENVIRONMENTAL STANDARDS Compaq expects its suppliers to conduct their business in a manner that provides a safe, healthy and environmentally friendly workplace and meets or exceeds all applicable environment and work place legal requirements.

        A. Hazardous Materials, Air Emissions & Waste Water Discharges - Compaq requires that each of its suppliers comply with all applicable environmental laws and regulations regarding hazardous materials, air emissions and waste water discharges, including those regarding the manufacture, transportation, storage, disposal, and release to the environment of such materials.

        B. Health & Safety - Compaq expects its suppliers to maintain their facilities in a safe and healthy manner and in compliance with all applicable laws and regulations.

III. EMPLOYMENT STANDARDS Compaq expects its suppliers to foster human dignity by treating their employees fairly and with respect. Compaq requires that its suppliers comply with all applicable national, state and local employment laws.

        A. Child Labor - Compaq expect its suppliers to refrain from using child labor. Workers can be no less than 14 years of age and not younger than the compulsory age to be in school. Compaq supports the development of legitimate workplace apprenticeship programs for the educational benefit of young people.

        B. Prison Labor - Compaq expects its suppliers to refrain from utilizing prison or forced labor within their workforces.

        C. Disciplinary Practices - Compaq expects its suppliers to refrain from using corporal punishment or other forms of mental or physical coercion with their employees.

        D. Working Hours - Compaq expects its suppliers to comply with all applicable laws regarding compensation for overtime work performed by their employees. Additionally, employees should be allowed at least one day off in seven.

        IV. COMPETITIVE STANDARDS Compaq expects its suppliers to compete fairly and vigorously within the marketplace. Compaq discourages anti-competitive practices by its suppliers that inhibit the operation of a free-market economy. Compaq requires that its suppliers comply with all applicable competition laws.

        A. Price fixing - Compaq expects its suppliers to refrain from collaborating with competitors to fix prices for its goods.

        B. Anticompetitive Practices - Compaq will not tolerate anticompetitive practices by its suppliers, including efforts to allocate markets or customers among their competitors or to fix bids.

V. CONFIDENTIALITY Compaq requires that its suppliers enforce a policy that ensures the confidentiality of all proprietary or confidential information provided by Compaq.

        A. Non-disclosure Agreement - Compaq requires that its suppliers comply with the terms of the Confidentiality and Non-disclosure Agreements that have been entered into with Compaq

        B. Other Confidentiality Obligations - Compaq requires its suppliers to refrain from making unauthorized disclosures to Compaq of third party confidential information.


VI. COMPLIANCE WITH GOVERNMENT LAWS AND REGULATIONS Compaq expects its suppliers to comply with all applicable laws and regulations governing their business relationships with Compaq.

Compaq is dedicated to maintaining its reputation for fairness and integrity. In many ways the future success of both Compaq and its suppliers depends on our ability to build on these high standards.

The foregoing requirements are not intended to be all-inclusive, and Compaq expects its suppliers to exercise ethical judgment beyond strict compliance with the law, and to be responsive to the concerns of the communities in which they operate. Failure to comply with the above requirements may result in reduction of business with Compaq, or in some instances, termination of your relationship with Compaq. Understanding and complying with the above requirements will help to ensure that our mutual business activities are conducted in the highest ethical and professional manner.

                                    Exhibit H

                                JIT Requirements

                                      [*]

[*]